UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2009

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____               Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2009, the Compensation Committee of the Board of Directors of the Registrant and Old Line Bank reviewed the financial performance of the Registrant and Old Line Bank for the fiscal year ended December 31, 2008 in order to determine what, if any, cash bonus or incentive stock option bonus should be paid to the executive officers, James W. Cornelsen (CEO), Joseph W. Burnett (Executive Vice President) and Christine M. Rush (CFO).

Based on this review, effective January 22, 2009, the Registrant paid cash bonuses and issued incentive stock options to Mr. Cornelsen, Mr. Burnett and Ms. Rush as follows:

Name of Officer	Cash Bonus	Number of Options	Exercise Price

James W. Cornelsen	$62,000	33,800	$6.30
Joseph Burnett	$34,100	8,700	$6.30
Christine Rush	$32,500	8,150	$6.30

One-third of the option grant vested on January 22, 2009, one-third of the option grant will vest on January 22, 2010 and one-third of the option grant will vest on January 22, 2011.  The options were evidenced by Stock Option Agreements in the form filed as Exhibit 10.2 to the Form 8-K filed with the SEC on January 5, 2005.  The options were issued under the Registrant’s 2004 Equity Incentive Plan.

In addition, effective as of January 1, 2009, Old Line Bank increased the guaranteed annual compensation payable to each of its executive officers, as set forth in a fifth amendment to each executive’s employment agreement. Specifically, Mr. Cornelsen’s guaranteed annual compensation increased from $237,600 to $249,400, Mr. Burnett’s guaranteed annual compensation increased from $164,100 to $172,300 and Ms. Rush’s guaranteed annual compensation increased from $156,600 to $168,400.  In addition, Mr. Cornelsen’s agreement was amended to reflect Old Line Bank’s decision to extend the term of his employment agreement to March 30, 2014.  The summary and description of the amendments to the employment agreements contained herein are qualified in their entirety by reference to the amendments to the employment agreements, copies of which are filed as Exhibit 10.2, Exhibit 10.7 and Exhibit 10.12 to this Form 8-K.

Pursuant to the Registrant’s and Old Line Bank’s Director Compensation Policy, on January 22, 2008 the Registrant issued each non-employee director an option to purchase 1,000 shares of the Registrant’s common stock. The options were granted at fair market value, are exercisable immediately, and expire on the tenth anniversary of the grant date.  Also, the options terminate (if not exercised) on the first anniversary of the termination of the director’s service on the Board of Directors.  These options were granted pursuant to the Registrant’s 2001 Incentive Stock Option Plan and 2004 Equity Incentive Plan.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.2	Fifth Amendment to Executive Employment Agreement effective as of January 1, 2009 by and between Old Line Bank and James W. Cornelsen

10.7	Fifth Amendment to Executive Employment Agreement effective as of January 1, 2009 by and between Old Line Bank and Joseph Burnett

10.12	Fifth Amendment to Executive Employment Agreement effective as of January 1, 2009 by and between Old Line Bank and Christine Rush

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: January 26, 2009	By: /s/ Christine M. Rush
Christine M. Rush, Chief Financial Officer